UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2003

Champps Entertainment, Inc.

(Exact name of Registrant as specified in charter)

Colorado	0-22639	04-3370491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

10375 Park Meadows Drive Suite 560 Littleton, CO	80124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 804-1333

(Former name or former address, if changed since last report)

Item 5. Other Events.

On June 4, 2003, Champps Entertainment, Inc. (the “Company”) held a special meeting of stockholders at which the shareholders voted to approve the Champps Entertainment, Inc. 2003 Stock Option and Incentive Plan covering 1,250,000 shares of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPPS ENTERTAINMENT, INC
(Registrant)

Date:	June 6, 2003	By:	/s/ FREDERICK J. DREIBHOLZ
		Name:	Frederick J. Dreibholz
		Its:	Chief Financial Officer